Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) October 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 1998-A on October 15,2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on October 15, 2002 on the Series 1998-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: October 31, 2002

I.    ORIGINAL DEAL PARAMETERS

      (A)  Initial Pool Principal Balance                                                              $194,306,447.89
      (B)  Initial Certificates Principal Balance                                                      $194,306,447.89
           (i)   Initial Class A-1   Certificate Principal Balance            $ 41,940,000.00
                                     Certificate Amount Percentage                                              21.58%
                                     Certificate Pass-through Rate                                               6.19%
           (ii)  Initial Class A-2   Certificate Principal Balance            $ 28,750,000.00
                                     Certificate Amount Percentage                                              14.80%
                                     Certificate Pass-through Rate                                               6.13%
           (iii) Initial Class A-3   Certificate Principal Balance            $ 26,150,000.00
                                     Certificate Amount Percentage                                              13.46%
                                     Certificate Pass-through Rate                                               6.23%
           (iv)  Initial Class A-4   Certificate Principal Balance            $ 25,720,000.00
                                     Certificate Amount Percentage                                              13.24%
                                     Certificate Pass-through Rate                                               6.65%
           (v)   Initial Class A-5   Certificate Principal Balance            $ 27,055,000.00
                                     Certificate Amount Percentage                                              13.92%
                                     Certificate Pass-through Rate                                               6.85%
           (vi)  Initial Class M-1   Certificate Principal Balance            $ 16,517,000.00
                                     Certificate Amount Percentage                                               8.50%
                                     Certificate Pass-through Rate                                               6.90%
           (vii) Initial Class B-1   Certificate Principal Balance            $ 19,430,000.00
                                     Certificate Amount Percentage                                              10.00%
                                     Certificate Pass-through Rate                                               7.43%
           (viii)Initial Class B-2   Certificate Principal Balance             $ 8,744,447.00
                                     Certificate Amount Percentage                                               4.50%
                                     Certificate Pass-through Rate                                               8.70%

      (C)  Initial Weighted Average Coupon (WAC)                                                                10.44%
      (D)  Initial Weighted Average Original Maturity (WAOM)                                                    310.00 months
      (E)  Initial Weighted Average Remaining Maturity (WAM)                                                    308.00 months
      (F)  Initial Number of Receivables                                                                         5,909
      (G)  Servicing Fee Rate                                                                                    1.00%
      (H)  Credit Enhancement
           (i)   Reserve Fund Initial Deposit Percentage                                                         2.00%
           (ii)  Reserve Fund Target %                                                                           2.25%
           (iii) Target Overcollateralization Percentage Prior to Crossover Date                                 2.00%
           (iv)  Target Overcollateralization Percentage After Crossover Date                                    3.50%
           (v)   Target Overcollateralization Floor                                                              1.00%
           (vi)  Target Credit Enhancement % Prior to Crossover Date                                             4.25%
           (vii) Target Credit Enhancement % After Crossover Date                                                7.44%
           (viii)Target Credit Enhancement Floor                                                                 1.00%
           (ix)  Target Credit Enhancement Amount                                                       $ 8,258,024.04
      (I)  Crossover Date Tests
                 Earliest Crossover Date                                                                      Feb-2003
                 Percent of Initial Suboridnation Percentage                                                   175.00%
      (J)  Class B-2 Floor Percentage (of Initial Pool Balance)                                                  2.96%

II.   CURRENT PORTFOLIO INFORMATION

      (A)  Beginning Pool Schedule Balance                                                             $103,679,668.32
      (B)  Beginning Pool Factor                                                                            53.358841%
      (C)  Ending Pool Schedule Balance                                                               $ 101,931,266.15
      (D)  Ending Pool Factor                                                                               52.459024%
      (E)  Ending Total Certificate Balance (after Current Distributions)                             $ 101,931,266.15
      (F)  Current Overcollateralization Amount (after Current Distributions)                                      $ -
      (G)  Weighted Average Coupon (WAC)                                                                        10.31%
      (H)  Weighted Average Remaining Maturity (WAM)                                                            259.41 months
      (I)  Ending Number of Receivables                                                                          3,264


III.  COLLECTION CALCULATIONS

      (A)  Interest

           (i)   Scheduled Interest Collections durring Current Period                                      718,594.11
           (ii)  Paid Ahead Interest Collections applied to Current Period                                   15,194.34
           (iii) Net Servicer Advance                                                                       (10,922.88)
           (iv)  Liquidation Proceeds Attributable to Interest                                               53,170.13
           (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                  0.00
           (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                             0.00
           (vii) Recoveries on Previously Liquidated Contracts                                                1,079.15
                                                                                                          -------------
           (viii)Total Interest Amount Available for Distribution                                           777,114.85

      (B)  Principal

           (i)   Scheduled Principal Collections                                                            117,603.25
           (ii)  Full and Partial Principal Prepayments                                                     136,534.40
           (iii) Paid Ahead Principal Collections Applied to Current Period                                     835.56
           (iv)  Net Servicer Advance                                                                         5,219.05
           (v)   Liquidation Proceeds Attributable to Principal                                             364,686.74
           (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                     0.00
           (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                0.00
           (viii)Other Principal Amounts                                                                          0.00
                                                                                                          -------------
           (ix)  Total Principal Amount Available for Distribution                                          624,879.00


IV.   DISTRIBUTION CALCULATIONS

      (A)        Total Interest Available for Distribution                                                  777,114.85
      (B)        Total Principal Available for Distribution                                                 624,879.00
      (C)        Reserve Fund Draw Amount Required                                                                0.00
      (D)        Draw on Letter of Credit for Interest Distribution                                               0.00
                 Less:
                 Monthly Servicing Fee                                                                       86,399.72
                 Reimbursement to Servicer for Liquidation Expense                                            2,237.36
                 Late Payment Fees, Extension Fees and Other Permitted Fees                                       0.00
                 Other Permitted Withdrawals from Certificate Account                                             0.00
                                                                                                          -------------
                 Available Distribution Amount                                                            1,313,356.77

                 Interest Accrual Period                                                                            30 days

                 Total Interest Amount Due                                                                  606,634.03
                 Total Interest Distribution Amount                                                         606,634.03

                 Amount Available for Principal Distribution Amount                                         706,722.74
                 Principal Distribution Calculation:
                 Total Principal Amount Available for Distribution                                          624,879.00
                 Principal Loss on Liquidated Assets                                                      1,123,523.17
                                                                                                          -------------
                   Principal Distribution Due                                                             1,748,402.17
                 Principal Distribution Shortfall Carryover Amount (Current Period)                               0.00
                 Principal Distribution Shortfall Carryover Amount                                                0.00
                 Overcollaterallization Writedown Amount                                                          0.00
                 Overcollaterallization Reduction Amount                                                          0.00
                 Accelerated Principal Distribution Amount for Current Period                                     0.00
                                                                                                          -------------
                 Total Principal Amount to be Distributed                                                 1,748,402.17
                 Total Principal Amount to be Distributed                                                 1,748,402.17

                 Draw on Letter of Credit for Principal Distribution                                      1,041,679.43
                 Draw on Letter of Credit for Previously Unreimbursed Advances                                    0.00
                 Excess Interest                                                                             84,081.10
                 Reserve Account Deposit                                                                          0.00
                 Reserve Account Release                                                                          0.00
                 Class X Distribution Amount                                                                      0.00
                 Class R Distribution Amount                                                                      0.00


V.    SERVICER ADVANCE

      (A)  Interest
           (i)        Beginning Advance                                                                   3,013,512.56
           (ii)       Monthly Servicer Advance (Reimbursement)                                              (10,922.88)
           (iii)      Reimbursement of Previously Unrecovered Advances                                            0.00
                                                                                                          -------------
           (iiii)     Ending Advance Balance                                                              3,002,589.68

      (B)  Principal
           (i)        Beginning Advance                                                                     415,438.03
           (ii)       Monthly Servicer Advance (Reimbursement)                                                5,219.05
           (iii)      Reimbursement of Previously Unrecovered Advances                                            0.00
                                                                                                          -------------
           (iiii)     Ending Advance Balance                                                                420,657.08

      (C)  Total Servicer Advance
           (i)        Beginning Advance                                                                   3,428,950.59
           (ii)       Monthly Servicer Advance (Reimbursement)                                               (5,703.83)
           (iii)      Reimbursement of Previously Unrecovered Advances                                            0.00
                                                                                                          -------------
           (iiii)     Ending Advance Balance                                                              3,423,246.76

VI.   CREDIT ENHANCEMENT

      (A)  Overcollateralization

           (I)   Target Overcollaterallization Amount                                                     3,886,128.96
           (ii)  Beginning Balance                                                                                0.00
           (iii) Write Down for Certificate Distributions                                                         0.00
           (iv)  Overcollaterallization Addition Amount                                                           0.00
           (v)   Overcollaterallization Reduction Amount                                                          0.00
                                                                                                          -------------
           (vi)  Ending Balance                                                                                   0.00

      (B)  Reserve Fund (if applicable)

           (i)   Required Reserve Fund Balance                                                            4,371,895.08
           (ii)  Beginning Reserve Fund Balance                                                                   0.00
           (iii) Draws for Certificate Distributions                                                              0.00
           (iv)  Excess Interest Deposited                                                                        0.00
           (v)   Reserve Fund Release                                                                             0.00
                                                                                                          -------------
           (vi)  Ending Reserve Fund Balance                                                                      0.00

      (C)  Letter of Credit (if applicable)
           (i)   Beginning LC Balance                                                                    11,034,379.99
           (ii)  Draw on LC for Interest Distribution                                                             0.00
           (iii) Draw on LC for Principal Distribution                                                    1,041,679.43
           (iv)  Draw on LC for Previously Unreimbursed Advances                                                  0.00
                                                                                                          -------------
           (v)   Ending Balance                                                                           9,992,700.56


VII.  CERTIFICATE DISTRIBUTIONS

      (A)  Senior Certificates - Interest

           (i)   Class A-1
                                     Pass-Through Rate                                                           6.19%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                                      $ -
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                                 $ -
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                       $ -

           (ii)  Class A-2
                                     Pass-Through Rate                                                           6.13%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                                      $ -
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                                 $ -
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                       $ -

           (iii) Class A-3
                                     Pass-Through Rate                                                           6.23%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 47,370.80
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 47,370.80
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 1.81

           (iv)  Class A-4
                                     Pass-Through Rate                                                           6.65%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                             $ 134,669.35
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                        $ 134,669.35
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 5.24

           (v)   Class A-5
                                     Pass-Through Rate                                                           6.85%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                             $ 145,919.81
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                        $ 145,919.81
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 5.39

      (B)  Subordinate Certificates - Interest

           (i)   Class M1
                                     Pass-Through Rate                                                           6.90%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 94,972.75
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 94,972.75
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 5.75

           (ii)  Class B1
                                     Pass-Through Rate                                                           7.43%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                             $ 120,304.08
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                        $ 120,304.08
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 6.19



           (iii) Class B2
                                     Pass-Through Rate                                                           8.70%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 63,397.24
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 63,397.24
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 7.25

      (C)  Senior Certificates - Principal

           (i)   Class A-1
                                     Initial Certificate Balance                                         41,940,000.00
                                     Initial Certificate Percentage                                             21.58%
                                     Beginning Certificate Balance                                                0.00
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                                   0.00
                                     Ending Pool Factor                                                          0.00%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00

           (ii)  Class A-2
                                     Initial Certificate Balance                                         28,750,000.00
                                     Initial Certificate Percentage                                             14.80%
                                     Beginning Certificate Balance                                                0.00
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                                   0.00
                                     Ending Pool Factor                                                          0.00%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00

           (iii) Class A-3
                                     Initial Certificate Balance                                         26,150,000.00
                                     Initial Certificate Percentage                                             13.46%
                                     Beginning Certificate Balance                                        9,124,391.83
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                1,748,402.17
                                     Current Principal Paid                                               1,748,402.17
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                           7,375,989.66
                                     Ending Pool Factor                                                          7.24%
                                     Principal Paid per $1000                                                    66.86
                                     Total Class Distribution                                             1,748,402.17
           (iv)  Class A-4

                                     Initial Certificate Balance                                         25,720,000.00
                                     Initial Certificate Percentage                                             13.24%
                                     Beginning Certificate Balance                                       24,301,235.33
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                          24,301,235.33
                                     Ending Pool Factor                                                         23.84%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00
           (v)   Class A-5

                                     Initial Certificate Balance                                         27,055,000.00
                                     Initial Certificate Percentage                                             13.92%
                                     Beginning Certificate Balance                                       25,562,594.17
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                          25,562,594.17
                                     Ending Pool Factor                                                         25.08%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00

      (D)  Subordinate Certificates - Principal


           (i)   Class M1
                                     Initial Certificate Balance                                         16,517,000.00
                                     Initial Certificate Percentage                                              8.50%
                                     Beginning Certificate Balance                                       16,517,000.00
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                    16,517,000.00
                                     Ending Pool Factor                                                         16.20%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                    16,517,000.00
                                     Total Class Distribution                                                     0.00


           (ii)  Class B1
                                     Initial Certificate Balance                                         19,430,000.00
                                     Initial Certificate Percentage                                             10.00%
                                     Beginning Certificate Balance                                       19,430,000.00
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                    19,430,000.00
                                     Ending Pool Factor                                                         19.06%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                    19,430,000.00
                                     Total Class Distribution                                                     0.00

           (iii) Class B2
                                     Initial Certificate Balance                                          8,744,447.00
                                     Initial Certificate Percentage                                              4.50%
                                     Beginning Certificate Balance                                        8,744,447.00
                                     Shortfall Carryover                                                          0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                     8,744,447.00
                                     Ending Pool Factor                                                          8.58%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                     8,744,447.00
                                     Total Class Distribution                                                     0.00

      (E)  Total Certificate Balances
                                                                                Beg of Period           End of Period
           (i)   Aggregate Balance of Certificates                           $ 103,679,668.32         $ 101,931,266.15
           (ii)  Total Certificate Pool Factor                                    53.3588409%              52.4590240%


VIII. DELINQUENCY INFORMATION
                                                                                   Percent of               Percent of
      Delinquent Receivables at End of Due Period :       Scheduled Balance      Pool Balance       Units  Total Units
           30-59 Days Delinquent                            $ 10,621,672.81            10.42%         330       10.11%
           60-89 Days Delinquent                             $ 7,247,767.15             7.11%         219        6.71%
           90 Days or More Delinquent                       $ 12,753,842.81            12.51%         389       11.92%
           Homes Repossessed or Foreclosed Upon              $ 2,887,333.13             2.83%          89        2.73%



IX.   REPURCHASED CONTRACTS

      (A)  Repurchased Contracts -  Breach of Rep or Warranty
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                  $ 271,010.36
           (ii)  Number of Contracts repurchased this period                                                         -
           (iii) Repurchase Price of Contracts this period                                                         $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                     $ 271,010.36

      (B)  Repurchased Contracts -  Delinquent Loans
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                               $ 18,788,725.18
           (ii)  Number of Contracts repurchased this period                                                         -
           (iii) Repurchase Price of Contracts this period                                                         $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                  $ 18,788,725.18

X.    REPOSSESSION / LOSS INFORMATION
                                                                                             Units   Scheduled Balance
                 Beginning Repossession Inventory                                            87        $  2,785,530.30
                 Repossessions Incurred                                                      49        $  1,567,774.45
                 Less Repurchase of Delinquent Loans                                          0                    $ -
                 Less Repossessions Sold                                                     47        $  1,465,971.62
                                                                                             --------------------------
                 Ending Repossession Inventory                                               89        $  2,887,333.13

                 Principal Balance of Repossessions Liquidated                                         $  1,465,971.62
                 Reimbursement of Servicer Advances on Liquidated Contracts                            $     22,238.29
                      Liquidation Proceeds Attributable to Principal                                   $    364,686.74
                                                                                                          -------------
                           Principal Loss on Liquidation of Repo                                       $  1,123,523.17
                 Reimbursement to Servicer for Liquidation Expense                                     $      2,237.36
                 Recoveries for Previously Liquidated Contracts                                        $      1,079.15
                                                                                                          -------------
                 Net Liquidation Loss (Realized Loss)                                                  $  1,124,681.38

           Recoveries
                 Liquidation Proceeds Attributable to Interest                                         $     53,170.13
                 Liquidation Proceeds Attributable to Principal                                        $    364,686.74
                 Recoveries for Previously Liquidated Contracts                                        $      1,079.15
                                                                                                          -------------
                 Total Recoveries                                                                      $    418,936.02
                 Recovery Percentage of Principal Balance of Repossessions Liquidated                              29%






XI.   TRIGGERS

           Has the Crossover Date Occurred?                                                           YES

                 Where the Current Distribution Date of                                          10/15/02
                 is greater than the Earliest Crossover Date of                                 2/29/2003
                                     And
                 Subordinated Certificates Beginning Principal Balance of                   44,691,447.00
                 plus the Current Overcollateralization Amount of                                    0.00
                 divided by the Current Beginning Pool Principal Balance of                103,679,668.32
                                                                                              ------------
                 Equals                                                                            43.11%
                                                                                              ------------
                                     And is greater than the:
                 Subordinated Initital Certificates Percentage of                                  23.00%
                 multiplied by the
                 Percentage (as Percent of Initial Class Subordination Percentage)                   175%
                                                                                              ------------
                 Equals                                                                            40.25%
                                                                                              ------------





           Principal Distribution Tests:                                         Actual Ratio  Test Ratio       Result

                                                                                  Over 60 Days Delinquent
                                                                            ------------------------------
                 Current Mo                                                            22.46%
                 1st Preceding Mo                                                      21.15%
                 2nd Preceding Mo                                                      20.64%
                 Average 60 Day Delinquency Ratio:                                     21.41%       5.00%         FAIL

                                                                                  Over 30 Days Delinquent
                                                                            ------------------------------
                 Current Mo                                                            32.88%
                 1st Preceding Mo                                                      31.30%
                 2nd Preceding Mo                                                      31.04%
                 Average 30 Day Delinquency Ratio:                                     31.74%       7.00%         FAIL






                                                                                          Net Liquidation Losses
                                                          Ending Pool Bal                   (Realized Losses)
                                                          -------------------------------------------------------------
                 Current Mo                                  101,931,266.15                   1,124,681.38
                 1st Preceding Mo                            103,679,668.32                   1,131,690.70
                 2nd Preceding Mo                            105,474,554.85                   1,341,265.14
                                     ----------------------------------------------------------------------------------
                                     Total                   311,085,489.32                   3,597,637.22
                                     ----------------------------------------------------------------------------------
                                     Divided by                           3
                                     ---------------------------------------
                                     Average                 103,695,163.11


                 Sum of last 3 months of Losses                                  3,597,637.22
                 Divided by 3 month average of Pool Balance                    103,695,163.11
                 Annualized  (multiply by 4)                                                4
                 Current Realized Loss Ratio:                                          13.88%       2.75%         FAIL



                 Beginning Cumulative Realized Losses                           30,674,486.84
                 Net Liquidation Losses (Realized Losses)                        1,124,681.38
                                                                            ------------------
                 Ending Cumulative Realized Losses                              31,799,168.22
                 Divided by Initial Pool Principal Balance                     194,306,447.89
                 Cumulative Realized Loss Ratio:                                       16.37%       7.00%         FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                        NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.


BY:        ____________________________________DATE:   ______________________
NAME:      Ana Dropps
TITLE:     Controller - Mortgage Finance Division


BY:        ____________________________________DATE:   ______________________
NAME:      Ana Dropps
TITLE:     Vice President - Finance